Inventory, Net	6 Months Ended
Dec. 31, 2025
Inventory, Net [Abstract]
INVENTORY, NET
6.	INVENTORY, NET

	31 December 2025 $ (Unaudited)	30 June 2025 $ (Audited)
Copper	15,800,000	-
	15,800,000	-

On November 21, 2025, the Company entered into an Asset Sale Agreement (the ASA) with Swiss Commodity Re Limited (the Seller) and purchased 40kg of ultra-high-purity copper powder from Seller.  Under the terms of the ASA, the transaction completed on December 16, 2025 when the Company issued the Seller a total of 2,000,000 ordinary shares. The cost of the ultra-high-grade copper powder is $15,800,000 being 2,000,000 shares at $7.90 per share, being the fair value of the shares as at the date of acquisition (refer notes 12 and 15).